UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2020

INTERPACE Biosciences, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On July 9, 2020, the stockholders of Interpace Biosciences, Inc. (the “Company”) approved an amendment to the Company’s 2019 Equity Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock reserved for issuance thereunder by 1,000,000 shares (the “Plan Amendment”).

The foregoing description of the Plan Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is incorporated by reference herein as Exhibit 10.1, as well as to the description of the Plan included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 10, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)

On July 9, 2020, the Company held its 2020 annual meeting of stockholders (the “2020 Annual Meeting”) .

(b)

The following proposals were voted on and, except for Proposal I, were approved by the Company’s stockholders at the 2020 Annual Meeting with the stockholders having voted as set forth below:

I.	An amendment to our certificate of incorporation, as amended, to declassify our board of directors and to provide for the immediate annual election of directors (the “Declassification Proposal”). As 75% of the outstanding shares were required to approve the Declassification Proposal, the stockholders did not approve the Declassification Proposal.

For	Against	Abstain	Broker Non-Votes
8,802,324	44,661	5,283	2,081,942

II.	To elect two Class III directors to serve until the 2023 annual meeting or until their respective successors are duly elected and qualified.

Name	For	Withhold	Broker Non-Votes
Joseph Keegan, PhD	8,685,321	166,947	2,081,942
Jack E. Stover	8,687,143	165,125	2,081,942

III.	Approval of the Plan Amendment.

For	Against	Abstain	Broker Non-Votes
8,465,061	366,425	20,782	2,081,942

IV.	A non-binding advisory vote on a resolution approving the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
8,668,527	146,086	37,655	2,081,942

V.	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
10,900,236	17,935	16,039	0

Each of the foregoing voting results from the 2020 Annual Meeting is final.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1*	Amendment to the Interpace Biosciences, Inc. 2019 Equity Incentive Plan, incorporated by reference to Exhibit 10.8 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the SEC on June 26, 2020.

*	Denotes compensatory plan, compensation arrangement or management contract.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Jack E. Stover
Name:	Jack E. Stover
Title:	President and Chief Executive Officer

Date: July 14, 2020